CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Viva International, Inc. for the Quarter Ended September 30, 2004, I, Syed A. Hasan, Chief Executive Officer and I Robert J. Scott Chief Financial Officer of Viva International, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the period ended September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Viva International, Inc.

Dated: November 22, 2004

VIVA INTERNATIONAL, INC.


/s/    Robert J. Scott
------------------------------------
       Robert J. Scott
       Chief Financial Officer


/s/   Syed A. Hasan
------------------------------------
      Syed A. Hasan
      Chief Executive Officer &
      Board member